Before You Invest

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at www.essexinvestfunds.com. You can also get this information at no cost by calling 800-700-9929 or by sending a written request to Essex Environmental Opportunities Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio, 45246-0707. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated August 30, 2017.

Investment Objective

The investment objective of the Essex Environmental Opportunities Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class		Investor Class
Management Fees	0.75%		0.75%
Distribution (12b-1) Fees	NON	E	0.25%
Other Expenses[1]	1.13%		1.13%
Acquired Fund Fees and Expenses[1]	0.01%		0.01%

Total Annual Fund Operating Expenses	1.89%		2.14%
Fee Waiver and/or Expense Reimbursement[2]	(0.70)%		(0.70)%

Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Reimbursement)	1.19%		1.44%

[1]

Other Expenses and Acquired Fund Fees and Expenses (“AFFE”) are based on estimated amounts for the current fiscal year. AFFE are fees and expenses incurred by the Fund in connection with its investments in other investment companies.

[2]

The Fund’s adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the

Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 1.18% through December 31, 2020. This expense cap may not be terminated prior to this date except by the Board of Trustees. Each waiver or reimbursement is subject to recoupment by the adviser in the three years following the date the particular expense payment occurred, but only if such reimbursement can be achieved without exceeding the applicable annual limit in effect at the time of the expense payment or the reimbursement.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the expense reduction/reimbursement described above remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Institutional Class	$121	$378
Investor Class	$147	$456

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Example above, affect the Fund’s performance. The Fund’s turnover rate will be available after the Fund completes its first fiscal year.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing globally in equity securities of companies that Essex Investment Management Company, LLC (the “Adviser”) believes provide leading clean and new energy technologies, and other solutions that enable sustainability. The Adviser uses its proprietary Global Environmental Opportunities Strategy (GEOS) to identify companies that are pursuing natural resource optimization and are engaged in finding energy efficiency solutions, lessening dependence on fossil fuels and limiting greenhouse gasses. The Fund invests in companies across all market capitalizations.

Under normal circumstances, the Fund invests at least 80% of its net assets in companies identified by the Adviser’s GEOS strategy that are engaged in at least one of the following nine “environmental investment themes”: 1) Agricultural Productivity & Clean Fuels; 2) Clean Technology & Efficiency; 3) Efficient Transport; 4) Environmental Finance; 5) Power Technology; 6) Power Merchants & Generation; 7) Renewable Energy; 8) Low Carbon Commerce; and 9) Water. These themes are described more fully in the “Additional Information About the Fund’s Investment Principal Investment Strategies and Risks”.

The Adviser focuses the Fund’s investments in companies that it identifies (using its GEOS strategy) that have strong growth potential.

ESSEX INVESTMENT MANAGEMENT COMPANY, LLC • 125 HIGH STREET, 18TH FLOOR • BOSTON, MA 02110

The Adviser actively follows approximately 100 stocks out of a universe of approximately 600 eligible stocks. Eligible stocks have a market capitalization of at least $100 million and generate at least 25% of revenues from one or more of the GEOS “environmental investment themes.” In addition to the Adviser’s environmental assessment, the Adviser ranks the universe of stocks according to a number of factors including but not limited to 1) growth in revenues, earnings and free cash flow; 2) valuation; 3) balance sheet strength; and 4) capital efficiency. The Adviser also attempts to diversify the portfolio across geographies, industries, and environmental themes. The Fund will typically hold 35-45 stocks at any given time.

Equity securities in which the Fund may invest include common stocks and preferred stocks. The Fund may invest in foreign companies either directly or through American Depositary Receipts (“ADRs”) or Global Depositary Receipts (GDRs”).

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund.

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Market Risk. Market risk includes the possibility that the Fund’s investments will decline in value because of a downturn in the stock market, reducing the value of individual companies’ stocks regardless of the success or failure of an individual company’s operations.

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Growth Style Risk. Growth stocks may trade at a higher multiple of current earnings than other stocks, and the prices of growth stocks may be more sensitive to changes in current and expected earnings than the values of other stocks. Growth stocks may fall out of favor with investors and underperform value stocks during given periods.

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Management Risk. The Fund is actively-managed and is thus subject to management risk. The Adviser will apply its investment techniques and strategies in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

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Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

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Sector/Industry Risk. From time to time, the Fund may have overweighted positions in particular market sectors and/or industries. Companies within a sector and/or industry may share common characteristics and are likely to react similarly to negative market, regulatory or economic developments. A negative development that affects one stock in a sector and/or industry could affect the value of all stocks in the Fund’s portfolio that are in that sector and/or industry.

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Small and Medium Cap Company Risk. Securities of companies with small and medium market capitalizations are often more volatile and less liquid than investments in larger companies. Small and medium cap companies may face a greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

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Foreign Securities Risk. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may also be less liquid than U.S. securities, which could prevent the Fund from selling a foreign security at an advantageous time or price.

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Depositary Receipt Risk. ADRs and GDRs are receipts, issued by depository banks in the United States or elsewhere, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs and GDRs may be sponsored or unsponsored. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR or GDR issuer will continue to offer a particular ADR or GDR. As a result, the Fund may have difficulty selling the ADRs or GDRs, or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs or GDRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs or GDRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading. Certain ADRs or GDRs are not listed on an exchange and therefore may be illiquid.

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Thematic Risk. Because the Adviser’s GEOS criteria exclude securities of certain issuers for non-financial reasons, the Fund may forego some market opportunities available to funds that do not follow the environmental themes inherent in the GEOS strategy. Companies meeting the Fund’s environmental theme guidelines may be out of favor in particular market cycles and perform less well than the market as a whole. Companies meeting the Fund’s environmental theme guidelines may be thinly capitalized, dependent on government subsidies, or engaged in the development of new technologies, such that they may face a greater risk of business failure.

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New Fund Risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, your interest in the Fund may be liquidated at an inopportune time.

ESSEX INVESTMENT MANAGEMENT COMPANY, LLC • 125 HIGH STREET, 18TH FLOOR • BOSTON, MA 02110

Performance

Performance information will be available after the Fund completes a full calendar year of operation.

ESSEX INVESTMENT MANAGEMENT COMPANY, LLC • 125 HIGH STREET, 18TH FLOOR • BOSTON, MA 02110

Essex Environmental Opportunities Fund

c/o: Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Portfolio Management

Investment Adviser

Essex Investment Management Company, LLC

Portfolio Managers

•	William H. Page, Senior Vice President & Senior Portfolio Manager, has been a portfolio manager of the Fund since its inception in September 2017.
•	Robert J. Uek, CFA, Co-Chief Executive Officer & Senior Portfolio Manager, has been a portfolio manager of the Fund since its inception in September 2017.

Purchase and Sale of Fund Shares

Minimum Initial Investment

Institutional Class $100,000

Investor Class $2,000

Minimum Additional Investment

None

To Place Buy or Sell Orders

By Mail:	Essex Environmental Opportunities Fund c/o: Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707
By Phone:	(800) 700-9929

You may sell or redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ESSEX INVESTMENT MANAGEMENT COMPANY, LLC • 125 HIGH STREET, 18TH FLOOR • BOSTON, MA 02110